ALPS | DORSEY WRIGHT SECTOR MOMENTUM ETF	ALPS ETF TRUST
NASDAQ Ticker: SWIN	Summary Prospectus March 31, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpsfunds.com/regulatory-reports/swin. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to swin@alpsinc.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2017, along with the Fund’s most recent annual report, when available, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Dorsey Wright US Sector Momentum Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%
Other expenses(1)	0.00%
Total annual Fund operating expenses	0.40%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$41	$128

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. Because the Fund commenced operations on January 10, 2017, there is no portfolio turnover to report.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond, before fees and expenses, generally to the performance of the Underlying Index. The Underlying Index is a rules-based index intended to track the overall performance of the stocks with the highest relative strength or “momentum” within the NASDAQ US Large Mid Cap Index (the “NASDAQ Index”) on a sector-by-sector basis.

“Relative strength” is an investing strategy that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative positive performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price to that of a benchmark index. Nasdaq, Inc. (the “Index Provider”) uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of a security to exhibit persistence in its relative strength; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

The Underlying Index is reconstituted quarterly and generally consists of 50 stocks on each reconstitution date. The Underlying Index’s stocks must be constituents of the NASDAQ Index. The Underlying Index methodology uses a proprietary Relative Strength Matrix to rank ten sectors of the market: Basic Materials, Consumer Cyclicals, Consumer Staples, Energy, Financials, Healthcare, Industrials, Technology, Telecommunications, and Utilities (the “Sectors”) according to their relative strength as of five business days prior to each quarterly reconstitution date. The Underlying Index methodology then categorizes the NASDAQ Index’s constituents into groups that correspond to their Sector classifications (the “Sector Groups”). NASDAQ Index’s constituents that the Index Provider would generally categorize as identified with the Real Estate sector are incorporated into the Financials Sector Group. The Underlying Index methodology then ranks the stocks within each Sector Group based on momentum with eligible stocks being selected from the seven Sector Groups with the highest relative strength ratings. In order to be considered for inclusion

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ALPS | DORSEY WRIGHT SECTOR MOMENTUM ETF

in the Underlying Index, each stock from the eligible universe must meet a minimum relative strength score as determined by the Index Provider. The top ten stocks from each of the three highest relative strength Sector Groups, and the top five stocks in each of the next four highest relative strength Sector Groups are selected for inclusion in the Underlying Index. In the event that a Sector Group does not contain the required number of stocks that meet the minimum relative strength score requirement, the Underlying Index will make additional investments in the stock with the highest relative strength score regardless of its Sector Group classification. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

The Underlying Index was developed by the Index Provider and its publication began on December 9, 2016. The Index Provider also serves as calculation agent. Underlying Index values are distributed to the public via the Global Index Data Service (GIDS) throughout the day, between the hours of 9:30 a.m. and 5:16 p.m. Eastern time, at once per second intervals.

As a principal investment strategy the Fund will normally invest at least 80% of its total assets in component equity securities that comprise its Underlying Index and depositary receipts based on the securities in the Underlying Index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Sector Focus Risk. At each Underlying Index rebalancing, the Underlying Index’s exposure to a particular industry or sector may increase or decrease. To the extent the Underlying Index’s emphasis on a particular industry or sector changes, the value of the Fund’s Shares may fluctuate in response to events affecting a particular industry or sector. The Fund will be exposed to the additional risks associated with its investments in companies of each Sector Group of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in the Prospectus.

Momentum Style Risk. While the Fund may hold securities of companies that have historically demonstrated relative strength compared to the market as a whole or a specific benchmark, those companies may reverse course, thus negatively impacting the performance of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Also, the market return of high relative strength securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq, Inc. (the “Nasdaq”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Mid-Capitalization Company Risk. Smaller companies often have a more limited track record, narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

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Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

FUND PERFORMANCE

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index. Updated performance information, when available, will be available online at www.alpsfunds.com or by calling 866.759.5679.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Michael Akins, Senior Vice President, Head of Exchange Traded Funds of ALPS Advisors, Inc., Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Akins, Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception in January 2017.

PURCHASE AND SALE INFORMATION

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on Nasdaq under the ticker symbol SWIN and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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